U.S. Global Technology and Aerospace & Defense ETF
Schedule of Investments
September 30, 2025 (Unaudited)

COMMON STOCKS - 94.1%		Shares	Value
Australia - 3.1%
Austal Ltd. (a)		54,806	$280,692

China - 1.0%
Lenovo Group Ltd. - ADR		3,065	91,337

Germany - 8.1%
AIXTRON SE		20,800	360,199
RENK Group AG		3,620	372,349
			732,548

United Kingdom - 4.0%
Softcat PLC		17,315	367,468

United States - 77.9%(b)
Analog Devices, Inc.		1,116	274,201
ASGN, Inc. (a)		7,691	364,169
Astera Labs, Inc. (a)		3,206	627,735
Brink's Company		784	91,618
Dell Technologies, Inc. - Class C		1,361	192,949
DigitalBridge Group, Inc.		15,461	180,894
Ducommun, Inc. (a)		2,900	278,777
Extreme Networks, Inc. (a)		8,929	184,384
F5, Inc. (a)		1,976	638,623
Gen Digital, Inc.		9,486	269,308
General Dynamics Corporation		1,096	373,736
General Electric Company		900	270,738
Huntington Ingalls Industries, Inc.		1,200	345,492
Jack Henry & Associates, Inc.		602	89,656
Lam Research Corporation		4,800	642,720
Micron Technology, Inc.		2,223	371,952
Monolithic Power Systems, Inc.		300	276,192
Moog, Inc. - Class A		2,000	415,340
Palo Alto Networks, Inc. (a)		1,339	272,647
Rapid7, Inc. (a)		32,809	615,169
Super Micro Computer, Inc. (a)(c)		3,928	188,308
Western Digital Corporation		779	93,527
			7,058,135
TOTAL COMMON STOCKS (Cost $8,326,986)			8,530,180

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.8%		Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 4.27% (d)		77,235	77,235
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $77,235)			77,235

MONEY MARKET FUNDS - 0.2%		Shares	Value
First American Government Obligations Fund - Class X, 4.05% (d)		17,431	17,431
TOTAL MONEY MARKET FUNDS (Cost $17,431)			17,431

TOTAL INVESTMENTS - 95.1% (Cost $8,421,652)			8,624,846
Other Assets in Excess of Liabilities - 4.9%			440,641
TOTAL NET ASSETS - 100.0%	0.0%		$9,065,487

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting such country or region.

(c)	All or a portion of this security is on loan as of September 30, 2025. The fair value of these securities was $77,950.
(d)	The rate shown represents the 7-day annualized yield as of September 30, 2025.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

U.S. Global Technology and Aerospace & Defense ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$8,530,180	$–	$–	$8,530,180
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	77,235
Money Market Funds	17,431	–	–	17,431
Total Investments	$8,547,611	$–	$–	$8,624,846

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $77,235 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.